Exhibit 10.37

LAZARD LLC

SECOND SUPPLEMENTAL INDENTURE

Dated as of May 10, 2005

THE BANK OF NEW YORK,

as Trustee

Table of Contents

		Page
ARTICLE I

Definitions

ARTICLE II

Designation and Terms of the Securities

SECTION 2.01.	Title and Aggregate Principal Amount	4
SECTION 2.02.	Execution	4
SECTION 2.03.	Stated Maturity	4
SECTION 2.04.	Other Terms and Form of the Notes	4
SECTION 2.05.	Further Issues	4
SECTION 2.06.	Interest and Principal	4
SECTION 2.07.	Issuance of Senior Notes	5
SECTION 2 08.	Place of Payment	5
SECTION 2.09.	Registrar	5
SECTION 2.10.	Special Event Redemption	5
SECTION 2.11.	Redemption at the Option of Holder; Sinking Fund	6

ARTICLE III

Covenants

SECTION 3.01.	Payment of Additional Amounts	6

ARTICLE IV

Legends

SECTION 4.01.	Legends	6

ARTICLE V

Amendments

SECTION 5.01.	With Consent of Holders	7

ARTICLE VI

Defeasance

SECTION 6.01.	Defeasance and Covenant Defeasance	8

i

ARTICLE VII

Miscellaneous

SECTION 7.01.	Ratification of Original Indenture; Supplemental Indentures Part of Original Indenture	8
SECTION 7.02.	Concerning the Trustee	8
SECTION 7.03.	Counterparts	8
SECTION 7.04.	GOVERNING LAW; WAIVER OF JURY TRIAL	8
SECTION 7.05.	Judgment Currency	9

Exhibit A	Form of Note

ii

SECOND SUPPLEMENTAL INDENTURE, dated as of May 10, 2005 (this “Second Supplemental Indenture”), to the Indenture, dated as of May 10, 2005 (the “Original Indenture”), between LAZARD LLC, a Delaware limited liability company (the “Company”), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the “Trustee”).

WHEREAS, the Company and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of Securities (as defined in the Original Indenture) of the Company, to be issued in one or more Series;

WHEREAS, Sections 2.02 and 9.01 of the Original Indenture provide, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the designation, form, terms and conditions of Securities of any Series of Securities permitted to be issued pursuant to the Original Indenture;

WHEREAS, the Company (i) desires the issuance of a Series of Securities to be designated as hereinafter provided and (ii) has requested the Trustee to enter into this Second Supplemental Indenture for the purpose of establishing the designation, form, terms and conditions of the Securities of such Series;

WHEREAS, the Company has duly authorized the creation of an issue of its 6.120% Senior Notes initially due 2035 (the “6.120% Senior Notes” or the “Senior Notes”, which expression includes any further notes issued pursuant to Section 2.05 hereof and forming a single series therewith) of substantially the tenor and amount hereinafter set forth;

WHEREAS, all action on the part of the Company necessary to authorize the issuance of the 6.120% Senior Notes under the Original Indenture and this Second Supplemental Indenture (the Original Indenture, as supplemented by this Second Supplemental Indenture, being hereinafter called the “Indenture”) has been duly taken; and

WHEREAS, Lazard Group Finance as holder of the Senior Notes shall irrevocably authorize the Bank of New York, as trustee under the Senior Notes Pledge Agreement, as its attorney-in-fact, to, among other things, execute and deliver the Senior Notes Pledge Agreement on behalf of Lazard Group Finance and to grant the pledge provided thereby of the Senior Notes to secure Lazard Group Finance’s obligations under the Notes comprising a part of the Units, as provided therein and subject to the terms thereof.

NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

That, in order to establish the designation, form, terms and conditions of, and to authorize the authentication and delivery of, the 6.120% Senior Notes, and in consideration of the acceptance of the 6.120% Senior Notes by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.

(b) The rules of interpretation set forth in the Original Indenture shall be applied hereto as if set forth in full herein;

(c) the following terms shall have the respective meanings ascribed thereto in the Purchase Contract Agreement: Last Failed Remarketing; Normal Units; Purchase Contract Agent; Remarketing Agreement; Remarketing Date; Reset Date; Special Event; Stock Purchase Date; and Units; and

(d) For all purposes of this Second Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms):

“6.120% Senior Note” has the meaning set forth in the recitals hereto.

“Aggregate Special Event Redemption Amount” means the aggregate “Special Event Redemption Amounts” as defined in, and calculated in accordance with, the First Supplemental Notes Indenture and the Second Supplemental Notes Indenture.

“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

“Definitive Senior Note” means a 6.120% Senior Note in definitive registered form without coupons.

“First Supplemental Notes Indenture” means the First Supplemental Indenture, dated as of May 10, 2005, to the Indenture between Lazard Group Finance LLC and The Bank of New York, as trustee.

“Interest Payment Date” has the meaning set forth in Section 2.06 hereof.

“Issue Date” means May 10, 2005.

“Lazard Group Finance” means Lazard Group Finance LLC, a Delaware limited liability company.

“Lazard Ltd” means Lazard Ltd, an exempted Bermuda limited company.

“Notes” means the 6.120% senior notes issued pursuant to the indenture dated as of May 10, 2005, between Lazard Group Finance and The Bank of New York, as trustee, as supplemented by the First Supplemental Notes Indenture and the Second Supplemental Notes Indenture.

“Notes Pledge Agreement” means the Pledge Agreement, dated as of May 10, 2005, between Lazard Ltd, The Bank of New York, as purchase contract agent, and as attorney-in-fact for Holders of the Units, and The Bank of New York, as collateral agent, custodial agent and securities intermediary.

“Notes Trustee” means The Bank of New York, in its capacity as trustee, pursuant to the Notes Indenture.

“Purchase Contract Agreement” shall mean the Purchase Contract Agreement, dated as of May 10, 2005, between Lazard Ltd and The Bank of New York, as purchase contract agent.

“Relevant Date” means, in respect of any payment, the date on which such payment first becomes due and payable, but if the full amount of the moneys payable has not been received by the Trustee on or prior to such due date, it means the first date on which, the full amount of such moneys having been so received and being available for payment to Holders, notice to that effect shall have been duly given to the Holders of the Senior Notes.

“Reset Rate” means the interest rate applicable to the Senior Notes following a Successful Remarketing of the Notes, which shall be the rate of interest that, as determined by the Remarketing Agent, will, when applied to the outstanding Notes, enable the then current aggregate market value of the Notes to have a value equal to 100.5% of the aggregate principal amount of the Notes as of the Remarketing Date or as of any Subsequent Remarketing Date, as the case may be.

“Second Supplemental Notes Indenture” means the Second Supplemental Indenture, dated as of May 10, 2005, between Lazard Group Finance LLC and The Bank of New York, as trustee.

“Senior Notes” has the meaning set forth in the recitals hereto.

“Senior Notes Pledge Agreement” means the Pledge Agreement, dated as of May 10, 2005, between the Company, The Bank of New York, as Trustee, and as attorney-in-fact for the Company, and The Bank of New York, as collateral agent, custodial agent and securities intermediary.

“Stated Maturity Date” has the meaning set forth in Section 2.03 hereof.

“Successful Remarketing” has the meaning set forth in Section 2.06 hereof.

ARTICLE II

Designation and Terms of the Securities

SECTION 2.01. Title and Aggregate Principal Amount. There is hereby authorized one series of Securities designated the 6.120% Senior Notes initially due 2035, limited in aggregate principal amount to $437,500,000, which amount to be issued shall be as set forth in any Company Order for the authentication and delivery of Senior Notes pursuant to the Original Indenture. The Senior Notes shall constitute senior, unsecured and unsubordinated obligations of the Company and shall rank pari passu with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding. The Senior Notes shall be issuable only in registered form and without coupons in denominations of $1,000 and any integral multiples thereof.

SECTION 2.02. Execution. The Senior Notes may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.04 of the Original Indenture.

SECTION 2.03. Stated Maturity. The Senior Notes shall mature (a) in the event of a Successful Remarketing of the Notes, on any date no earlier than May 15, 2010 and no later than May 15, 2035, (b) in the event of a Last Failed Remarketing of the Notes, on the Stock Purchase Date, and (c) otherwise on May 15, 2035 (the “Stated Maturity Date”); provided, however, that the Senior Notes shall mature no later than the maturity of the Notes whether at stated maturity or otherwise. Any change in the Stated Maturity Date pursuant to clause (a) shall be effected pursuant to a Company Order.

SECTION 2.04. Other Terms and Form of the Notes. The Senior Notes shall have and be subject to such other terms as provided in the Original Indenture and this Second Supplemental Indenture and shall be evidenced by one or more Definitive Senior Notes in the form of Exhibit A hereof.

SECTION 2.05. Further Issues. Subject to Section 2.01 of the Original Indenture, the Company may from time to time, without the consent of the Holders of the Senior Notes and in accordance with the Original Indenture and this Second Supplemental Indenture, create and issue further notes having the same terms and conditions as the Senior Notes in all respects (or in all respects except for the first payment of interest) so as to form a single series with the Senior Notes.

SECTION 2.06. Interest and Principal. (a) Each Senior Note shall bear interest from its Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, initially at the rate of 6.120% per annum (the “Initial Interest Rate”). In the event the Notes are successfully remarketed (“Successful Remarketing”) pursuant to the Purchase Contract Agreement and the Remarketing Agreement, each Senior Note shall bear interest at the Reset Rate from and including the Reset Date to the date on which the principal of the Senior Notes is paid or made available for payment. Interest on the Senior Notes initially shall be payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year commencing August 15, 2005. After the Stock Purchase Date, interest on the Senior Notes shall be payable, semi-annually in arrears on May 15 and November 15 of each year, until the principal thereof is paid or made available for payment. Each such date of interest payment referred to above an “Interest Payment Date.” The interest so payable, on any such Interest Payment Date, will be paid to the Holder in whose name the Note is registered at the close of business on the regular record date for such interest, which shall be the 15th calendar day (whether or not a business day) prior to the relevant Interest Payment Date (the “Regular Record Date”).

(b) The amount of interest payable for any period on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly or semi-annual, as applicable, period for which interest is computed shall be computed on the basis of the actual number of days elapsed in such a 90-day or 180-day period, as applicable. In the event that any date on which interest is payable on the Senior Notes is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Payments of the principal of and interest on the Senior Notes shall be made in Dollars, and the Senior Notes shall be denominated in Dollars.

SECTION 2.07. Issuance of Senior Notes. The Senior Notes, on original issuance, shall be issued in the form of one or more definitive, fully registered Notes registered initially in the name of Lazard Group Finance.

SECTION 2.08. Place of Payment. The place of payment where the Senior Notes issued in the form of Definitive Senior Notes may be presented or surrendered for payment, where the principal of and interest and any other payments due on the Senior Notes issued in the form of Definitive Senior Notes are payable, where the Senior Notes may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Company in respect of the Notes and the Indenture may be served shall be in the Borough of Manhattan, The City of New York, and the office or agency maintained by the Company for such purpose shall initially be the Corporate Trust Office of the Trustee. At the option of the Company, payment of interest on the Senior Notes issued in the form of Definitive Senior Notes may be made by check mailed to registered Holders.

SECTION 2.09. Registrar. The Company initially appoints the Trustee to act as the Registrar and the paying agent and designates the Trustee’s New York office as the office or agency referred to in Section 2.05 of the Original Indenture.

SECTION 2.10. Special Event Redemption. If a Special Event shall have occurred and be continuing (as of the time of giving notice of redemption) and pursuant to which Lazard Group Finance, at its option, redeems the Notes, in whole but not in part, the Company shall redeem the Senior Notes at a redemption price equal to the Aggregate Special Event Redemption Amount on or before the redemption of the Notes.

SECTION 2.11. Redemption at the Option of Holder; Sinking Fund. The Senior Notes shall not be redeemable by the Company at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Senior Notes will not have the benefit of any sinking fund.

ARTICLE III

Covenants

The Senior Notes shall be entitled to the benefit of each of the covenants in Article Four of the Original Indenture and the following additional covenant shall be deemed to be a provision of the Indenture.

SECTION 3.01. Payment of Additional Amounts. In the event that Lazard Group Finance is required to pay additional amounts pursuant to Section 3.01 of the First Supplemental Notes Indenture or the Second Supplemental Notes Indenture, the Company will pay additional amounts on account of the Senior Notes equal to such additional amounts, with such amounts to be paid on or prior to the required time of such payments by Lazard Group Finance.

ARTICLE IV

Legends

SECTION 4.01. Legends. (a) The following legend shall, as indicated below, appear on the face of Senior Notes issued under the Indenture unless specifically stated otherwise in the applicable provisions of the Indenture.

“THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.”

ARTICLE V

Amendments

SECTION 5.01. With Consent of Holders. The Company and the Trustee may amend this Second Supplemental Senior Notes Indenture or the Senior Notes without notice to any Holder but with the written consent of the Holders of at least a majority in principal amount of the Senior Notes then outstanding affected by such amendment. However, without the consent of each Holder affected, an amendment may not:

(1) change the stated maturity of the principal or interest on a Senior Note,

(2) reduce any amounts due on a Senior Note, including any additional amounts,

(3) reduce the amount of principal payable upon acceleration of the maturity of a Security following an Event of Default,

(4) change the place or currency of payment for a Senior Note,

(5) materially impair the right of a Holder to sue for payment,

(6) reduce the percentage in principal amount of Senior Notes whose Holders must consent to an amendment, supplement or waiver,

(7) materially modify any other aspect of the provisions dealing with modification and waiver of this Indenture, except to increase the percentage required for any modification or to provide that other provisions of this Indenture may not be modified or waived without the consent of a Holder, and

(8) change in any manner adverse to the interests of the holders the obligations of the Company in respect of the due and punctual payment of principal and interest on the Securities, interest payments on overdue interest payments and principal amounts due under the Securities and any other payments due to holders of the Senior Note under this Second Supplemental Senior Notes Indenture or the applicable Senior Notes.

It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof. After an amendment under this Section becomes effective, the Company shall mail to all affected Holders a notice briefly describing such amendment. The failure to give such notice to all such Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

ARTICLE VI

Defeasance

SECTION 6.01. Defeasance and Covenant Defeasance. Sections 8.02 and 8.03 of the Original Indenture shall not be applicable to the Senior Notes.

ARTICLE VII

Miscellaneous

SECTION 7.01. Ratification of Original Indenture; Supplemental Indentures Part of Original Indenture. Except as expressly amended hereby, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 7.02. Concerning the Trustee. The recitals contained herein and in the Senior Notes, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture or of the Senior Notes.

SECTION 7.03. Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 7.04. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS FIRST SUPPLEMENTAL INDENTURE AND EACH NOTE OF THE SERIES CREATED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. The Company and the Trustee hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in the Borough of Manhattan in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and the Trustee irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY

LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 7.05. Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due (the “Required Currency”) into a currency in which a judgment will be rendered (the “Judgment Currency”), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the requisite amount of the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is given and (b) its obligations under this Agreement to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Agreement. For purpose of the foregoing, “New York Banking Day” means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

IN WITNESS WHEREOF, the parties have caused this Second Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

LAZARD LLC,

by	/s/ Scott D. Hoffman
	Name:	Scott D. Hoffman
	Title:	Authorized Person

THE BANK OF NEW YORK, as Trustee,

by	/s/ Julie Salovitch-Miller
	Name:	Julie Salovitch-Miller
	Title:	Vice President

Annex 1 to

Exhibit A

FORM OF NOTE

LAZARD LLC

6.120% SENIOR NOTE INITIALLY DUE 2035

THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

No.
CUSIP No.	$	______

LAZARD LLC

6.120% SENIOR NOTE INITIALLY DUE 2035

LAZARD LLC, a Delaware limited liability company (the “COMPANY”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , the principal sum of                      United States dollars (U.S.$                    ) on the Stated Maturity Date (as defined in the Indenture, which is defined on the reverse side of this Note), (such date is hereinafter referred to as the “STATED MATURITY”), and to pay interest thereon, from August 15, 2005, or from the most recent Interest Payment Date (as defined below) for which interest has been paid or duly provided for, initially at the rate of 6.120% per annum (the “INITIAL INTEREST RATE”). The interest rate applicable to this Note may change, as described in the Second Supplemental Indenture.

Interest on this Note initially shall be payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing August 15, 2005. After May 15, 2008, interest on this Note shall be payable semi-annually in arrears on May 15 and November 15 of each year, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any such date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the regular record date for such interest, which shall be, the 15th calendar day (whether or not a business day) prior to the relevant interest payment date.

The principal of and the interest on the Notes will be payable at the Corporate Trust Office or, at the option of the Company, by check mailed to the address of the person entitled thereto at such person’s address as it appears on the register or by wire transfer to the account maintained in the United States designated by written notice given ten business days prior to the applicable payment date by such person.

The amount of interest payable for any period on any interest payment date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly or semi-annual period, as applicable, for which interest is computed will be computed on the basis of the actual number of days elapsed in such a 90-day or 180-day period, as applicable. In the event that any date on which interest is payable on the Notes is not a business day, then payment of interest payable on such date will be made on the next succeeding day which is a business day (and without any interest or other payment in respect of any such delay), except that, if such business day is in the next succeeding calendar year, such payment shall be made on the immediately preceding business day, in each case with the same force and effect as if made on such date.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if fully set forth at this place.

Unless the certificate of authorization hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of one of its respective authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered under its corporate seal.

Dated:

LAZARD LLC,

By:
Name:
Title:

[Corporate Seal]

Attest:

Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee,

By:

Authorized Signatory

[FORM OF REVERSE]

This Note is one of a duly authorized issue of securities of the Company designated as its “6.120% Senior Notes initially due 2035” (herein sometimes referred to as the “NOTES”), issued and to be issued under and pursuant to an Indenture, dated as of May 10, 2005 (the “ORIGINAL INDENTURE”), duly executed and delivered between the Company and The Bank of New York, as Trustee (the “TRUSTEE”), and a Second Supplemental Indenture, dated as of May 10, 2005 (the “SECOND SUPPLEMENTAL INDENTURE”), between the Company and the Trustee (such Original Indenture as amended and supplemented by the Second Supplemental Indenture, the “INDENTURE”), to which Indenture and all subsequent indentures supplemental thereto relating to the Notes reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used but not defined in this Note shall have the respective meanings described in the Indenture.

The Notes are issuable only in registered form without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

Pursuant to the terms of the Pledge Agreement, dated as of May 10, 2005 (the “PLEDGE AGREEMENT”) among the Company, The Bank of New York, as collateral agent, custodial agent and securities intermediary, and The Bank of New York, as trustee, the Notes were pledged by the trustee, on behalf of the holders from time to time of the senior notes (the “LAZARD GROUP FINANCE NOTES”) issued by Lazard Group Finance LLC, a Delaware limited liability company, pursuant to the indenture, dated as of May 10, 2005 between Lazard Group Finance LLC and The Bank of New York, as trustee, to The Bank of New York, as collateral agent, custodial agent and securities intermediary (the “COLLATERAL AGENT”), to secure Lazard Group Finance LLC’s obligations under the Lazard Group Finance Notes.

If a Special Event shall have occurred and be continuing (as of the time of giving notice of redemption) and pursuant to which Lazard Group Finance, at its option, redeems the Lazard Group Finance Notes, in whole but not in part, the Company shall redeem the Senior Notes at a redemption price equal to the Aggregate Special Event Redemption Amount on or before the redemption of the Notes.

The Notes shall constitute the senior, unsecured and unsubordinated obligations of the Company and shall rank equally in right of payment with all existing and future senior, unsecured and unsubordinated obligations of the Company.

No sinking fund is provided for the Notes.

In the case of an Event of Default described in Section 6.01(6) or 6.01(7) of the Original Indenture, all unpaid principal of and accrued interest and Additional Amounts on the Notes then Outstanding shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of any Notes. In the case all other Events of Default, if such Event of Default shall occur and be continuing, the principal of all of the Notes, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding and affected thereby. The Indenture also contains, with certain exceptions as therein provided, provisions permitting Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or such other Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless certain conditions have been satisfied. The foregoing shall not apply to any suit instituted by any Holder of this Note for the enforcement of any payment of principal hereof, or any premium of interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York (which shall initially be an office or agency of the Trustee), or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Security Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered, as the owner thereof for all purposes, whether or not such Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse for the payment of the principal (and premium, if any) or interest on this Note and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of consideration for the issue hereof, expressly waived and released.

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

UNIF GIFT MIN ACT - Custodian

(cust) (minor)
Under Uniform Gifts to Minors Act

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with rights of survivorship and not as tenants in common

Additional abbreviations may also be used though not on the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoint agent to transfer this Note on the Security Register. The agent may substitute another to act for him or her.

Dated:

Signed:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.